Exhibit 10.48

EXECUTION COPY

RELEASE

This Release (“Release”) is made as of April 22, 2005 by and among Deltek Systems, Inc., a Virginia corporation (“Deltek”) and the persons listed on the signature pages hereto under the heading “Sellers” (each, a “Seller,” and collectively, the “Sellers”).

WHEREAS, the Sellers, Deltek, New Mountain Partners II, L.P., a Delaware limited partnership (“NMP”), New Mountain Affiliated Investors II, L.P., a Delaware limited partnership (“NMAI”), and Allegheny New Mountain Partners, L.P., a Delaware limited partnership (together with NMP and NMAI, the “NMP Entities”), have entered into that certain Recapitalization Agreement, dated as of December 23, 2004 (as amended, the “Recapitalization Agreement”); and

WHEREAS, the Sellers acknowledge that the Release and other covenants and agreements by the Sellers contained herein are an essential element of the Contemplated Transactions; and that the execution and delivery by the Sellers of this Release is a condition to the NMP Entities’ obligation to consummate the Contemplated Transactions (capitalized terms not herein defined having the meanings ascribed to such terms in the Recapitalization Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Release. Except for the Excluded Claims (as defined in Section 2), each Seller, on its own behalf and on behalf of its successors and assigns, hereby releases, acquits and forever discharges Deltek and its subsidiaries and affiliates, the former and present officers, directors, employees, agents, employee benefit plans (and the fiduciaries thereof) and representatives of any of them, and the successors and assigns of each of the foregoing (the “Released Parties”) from any and all claims, actions, causes of action, suits, rights, debts, agreements, damages, injuries, losses, costs, expenses (including attorneys fees), and demands whatsoever and all consequences thereof (collectively, “Claims”), at law or in equity, which such Seller, in its capacity as a stockholder, option holder or holder of a stock appreciation right of Deltek, as an employee, officer or director of Deltek or any of its subsidiaries, or in any other capacity (including, without limitation, any individual capacity), ever had, now has, or which it or its successors and assigns shall or may have, against any of the Released Parties, whether known or unknown, which arise out of or relate to any act, transaction, agreement, event or omission occurring prior to the date hereof.

2. Excluded Claims. The Sellers do not release the Released Parties from, and specifically reserve all of their respective rights related to (the following, collectively, the “Excluded Claims”):

(a) any Claims related to occurrences after the date hereof;

(b) any Claims under the Recapitalization Agreement, any Transaction Document, the Conversion SAR Amendments, the Executive Severance Agreements or the Severance Agreements;

(c) any Claims arising prior to Closing for (x) compensation accrued to any Seller but unpaid as of Closing, (y) accrued and unpaid vacation and any other employee benefits to which any Seller was entitled prior to the date hereof but which remain unpaid, and (z) reimbursement of expenses in accordance with the policies and past practices of Deltek;

(d) any amounts owed under any employee benefit plan (within the meaning of Section 3(2) of ERISA) of Deltek or any of its subsidiaries to which any Seller was party.

3. General Provisions.

(a) This Release is governed by and shall be construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof.

(b) By signing this Release, the Sellers represent and warrant to Deltek that they have freely and voluntarily entered into this Release with a full understanding of its contents and meaning after consultation and review of this Release with counsel of their choosing and have each had a reasonable period of time within which to consider this Release.

(c) This Release contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications (written and verbal) between the parties concerning matters covered by this Release.

(d) This Release shall bind the parties hereto and their respective successors and assigns and others who may seek to assert a claim by or through them, and shall inure to the benefit of the parties hereto, and their respective successors and assigns. In addition, each Released Party not a signatory hereto shall be a third party beneficiary of this Release and shall be entitled to enforce this Release.

(e) The Sellers, severally and not jointly, represent and warrant to the Released Parties that they have not conveyed, transferred or otherwise assigned to any third parties any of their respective rights, interests or claims relating to the Released Parties or any other agreements between them.

(f) Effective upon the execution at Closing of this Release by Deltek on the one hand and any Seller on the other hand, this Release shall be a binding and enforceable agreement against such Seller. The failure of any Seller to execute a counterpart hereto shall not affect the binding and enforceable nature of this Release with respect to any other Seller who executes and delivers a counterpart hereto.

(g) This Release may be executed either as one document or in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Release.

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

DELTEK SYSTEMS, INC.

By:	/s/ Kenneth E. deLaski
Name:	Kenneth E. deLaski
Title:	CEO

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Kenneth E. deLaski
Kenneth E. deLaski

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Donald deLaski
Donald deLaski

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Tena R. deLaski
Tena R. deLaski

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

Kenneth E. deLaski and Tena R. deLaski, JT TEN

By:	/s/ Kenneth E. deLaski
Name:	Kenneth E. deLaski

By:	/s/ Tena R. deLaski
Name:	Tena R. deLaski

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

The Daphne Jean deLaski Irrevocable Trust

By:	/s/ Kenneth E. deLaski
Name:	Kenneth E. deLaski
Its:	Trustee

By:	/s/ Tena R. deLaski
Name:	Tena R. deLaski
Its:	Trustee

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

The Daphne Jean deLaski S Trust

By:	/s/ Kenneth E. deLaski
Name:	Kenneth E. deLaski
Its:	Trustee

By:	/s/ Tena R. deLaski
Name:	Tena R. deLaski
Its:	Trustee

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

The Dana Nancy deLaski Irrevocable Trust

By:	/s/ Kenneth E. deLaski
Name:	Kenneth E. deLaski
Its:	Trustee

By:	/s/ Tena R. deLaski
Name:	Tena R. deLaski
Its:	Trustee

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

The Dana Nancy deLaski S Trust

By:	/s/ Kenneth E. deLaski
Name:	Kenneth E. deLaski
Its:	Trustee

By:	/s/ Tena R. deLaski
Name:	Tena R. deLaski
Its:	Trustee

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ David deLaski
David deLaski

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

Edward Grubb and Kathleen Grubb, JTWROS

By:	/s/ Edward Grubb
Name:	Edward Grubb

By:	/s/ Kathleen Grubb
Name:	Kathleen Grubb

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Eric J. Brehm
Eric J. Brehm

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Margaret F. Flaherty
Margaret F. Flaherty

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Robert P. Stalilonis
Robert P. Stalilonis

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Patricia A. Kelly
Patricia A. Kelly

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

Joseph H. Jezior and Diane M. Jezior, JT TEN

By:	/s/ Joseph H. Jezior
Name:	Joseph H. Jezior

By:	/s/ Diane M. Jezior
Name:	Diane M. Jezior

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

The Onae Trust

By:	/s/ Robert A. Jacobs, by John K. Bale as Power of Attorney
Name:	Robert A. Jacobs
Its:	Trustee

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

Brian E. Daniell and Michelle R. Daniell, JTWROS

By:	/s/ Brian E. Daniell
Name:	Brian E. Daniell

By:	/s/ Michelle R. Daniell
Name:	Michelle R. Daniell

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Release or has caused this Release to be executed and delivered on its behalf as of the date first written above.

/s/ Sean Hickey
Sean Hickey